UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________

FORM 8-K

CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 3, 2015

CHROMADEX CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	000-53290	26-2940963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10005 Muirlands Boulevard, Suite G, Irvine, California, 92618
(Address of principal executive offices, including zip code)

(949) 419-0288
 (Registrant's telephone number, including area code)

Copies to:
Harvey Kesner, Esq.
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 3, 2015, ChromaDex, Inc. (“ChromaDex”), a California corporation and wholly owned subsidiary of ChromaDex Corporation, a Delaware corporation (the “Registrant”), entered into a Restated and Amended Exclusive License Agreement (the “Restated and Amended Agreement”) with The University of Mississippi (“UM”).  The Restated and Amended Agreement restates and amends the Exclusive License Agreement (the “Agreement”) dated March 25, 2010, by and between ChromaDex and UM, as amended by the Amendment to the Agreement (the “Amendment”) dated June 3, 2011.

Under the terms of the Restated and Amended Agreement, UM granted to ChromaDex an exclusive, worldwide, royalty-bearing right and license to use an additional patent right relating to the compound known as Pterostilbene, which was not previously granted under the Agreement and the Amendment.  Pterostilbene is an anti-oxidant found in berries and nuts.

The Restated and Amended Agreement terminates on the earliest of (i) the expiration date of the last to expire patent right, (ii) a default by ChromaDex under the Agreement or (iii) upon prior written notice given by ChromaDex.

In consideration of the additional license granted, ChromaDex will make certain cash payments to UM.  ChromaDex will also continue to pay to UM earned royalties on net sales of all licensed products, and ChromaDex is subject to certain annual minimum royalty payments to UM during the term of the Restated and Amended Agreement.

The foregoing is a summary of the material terms of the Restated and Amended Agreement and does not purport to be complete. You should read the complete Restated and Amended Agreement, which shall be attached as an exhibit to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended July 4, 2015 and, when filed, such Agreement shall be incorporated by reference herein. The Registrant will seek confidential treatment for certain terms of the Agreement at the time of filing such Quarterly Report.

ITEM 7.01	REGULATION FD DISCLOSURE

On June 4, 2015, the Registrant issued a press release announcing entry into the Agreement.  A copy of the press release is appended hereto as Exhibit 99.1 and is incorporated herein by reference.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as expressly set forth in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits.

Exhibit No.	Description

99.1	Press Release

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 4, 2015

CHROMADEX CORPORATION By: /s/ Frank L. Jaksch Jr. Name: Frank L. Jaksch Jr. Title: Chief Executive Officer